                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report:  December 15, 1997

                AmeriCredit Automobile Receivables Trust 1997-B
             (Exact Name of Registrant as specified in its charter)


      United States                   333-17981                88-0359494
      -------------                   ---------                ----------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                    Identification Number)


                    c/o AmeriCredit Financial Services, Inc.
                          Attention:  Daniel E. Berce
                               200 Bailey Avenue
                             Fort Worth, TX  76107
                             (Address of Principal
                               Executive Office)

                                 (817) 332-7000
                           Registrant's phone number

Item 5.       Other Events

    Information relating to distributions to Noteholders for the November, 1997 Collection Period of the Registrant in respect of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes and the Class A-3 Asset Backed Notes (collectively, the "Notes") issued by the Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of May 1, 1997 between the Registrant, AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent (the "Agreement").

Item 7.       Financial Statements, Exhibits

    Exhibit No.    Exhibit
    -----------    -------
        1.         Servicer's Certificate for the November, 1997 Collection
                   Period relating to the Notes issued by the Registrant pursuant to the Agreement.

                                EXHIBIT INDEX


Exhibit
-------
  1. Servicer's Certificate for the November, 1997 Collection Period relating to the Notes issued by the Registrant.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AmeriCredit Automobile Receivables Trust 1997-B

By:  AmeriCredit Financial Services, Inc., as Servicer



/s/ Daniel E. Berce
    Daniel E. Berce
    Vice Chairman and
    Chief Financial Officer



December 15, 1997